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                                                                  Exhibit 10.50

                                     SECOND
                                   AMENDMENT
                                       TO
                             INTERCOMPANY AGREEMENT


     This Amendment to Intercompany Agreement (this "Amendment") is made and entered into as of the 8th day of September, 1998 by and among G & G INVESTMENTS, INC., a Delaware corporation ("G & G"), GLENSHAW GLASS COMPANY, a Pennsylvania corporation ("Glenshaw"), HILLSBORO GLASS COMPANY, a Delaware corporation ("Hillsboro"), I.M.T.E.C. ENTERPRISES, INC., an Oklahoma corporation ("IMTEC"), CONSUMERS PACKAGING INC., a corporation organized under the federal laws of Canada ("Consumers Packaging"), ANCHOR GLASS CONTAINER CORPORATION, a Delaware corporation ("Anchor"), CONSUMERS INTERNATIONAL INC., a corporation organized under the federal laws of Canada ("Consumers International"), CONSUMERS U.S., INC., a Delaware corporation ("Consumers U.S.") and BT COMMERCIAL CORPORATION ("BTCC"), as agent for the Lenders identified in that certain Credit Agreement dated as of February 5, 1997, as amended from time to time (the "Credit Agreement"), among New Anchor, the Lenders named therein (including Bankers Trust Company as Co-Syndication Agent and Issuing Bank ("BTCO") and PNC Bank, National Association as Co-Syndication Agent and Issuing Bank).

     WHEREAS, G & G, Hillsboro, IMTEC, Consumers Packaging, Anchor, Consumers International, Consumers U.S. and BTCC are parties to the Intercompany Agreement dated as of April 17, 1997, as amended by the First Amendment to Intercompany Agreement dated as of April 6, 1998 (as so amended, the "Agreement"); and

     WHEREAS, the parties desire to amend the Agreement in accordance with
Section 22 thereof; and

     WHEREAS, the Board of Directors of Anchor (including a majority of independent directors) have determined that this Amendment contains terms no less favorable to Anchor than could have been obtained in a comparable transaction from a Person not an Affiliate of Anchor.

     NOW, THEREFORE, it is agreed as follows:

     1. Amendments. The Agreement is amended as follows:

          (a) Delete the reference to "paragraphs 2-12" in the sixth line of Paragraph 2 and insert "Paragraphs 2 - 13" in lieu thereof.

          (b) Add the following after Paragraph 12:

               "13 Anchor may advance a principal amount not to exceed U.S. $17,335,000 to G&G (the "G&G Advance") on the following conditions:


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               (i) Unless sooner repaid, the G&G Advance will mature 120 days after the date of the Advance (the "Maturity Date");

               (ii) the G&G Advance will bear interest from the date of the G&G Advance to the Maturity Date (the "Interest Period") at the rate paid by Anchor under the Credit Agreement during the Interest Period Plus one-half (1/2%);

               (iii) the G&G Advance will be evidenced by G&G's promissory note which will be pledged to BTCC as Agent for the Lenders; and

               (iv) G&G will guarantee, for the benefit of the Lenders, its obligations under said promissory note, which guarantee will be secured by a pledge to BTCC as Agent for the Lenders of common shares of Consumers Packaging having a fair market value equal to not less than 1.25 of the outstanding principal amount of the G&G Advance.

          (c) Delete the reference to "Paragraph 17" in the twelfth line of Paragraph 21 and insert "Paragraph 18" in lieu thereof.

          (d) Redesignate numbered Paragraphs 13 through 22 as Paragraphs 14 through 23.

     2.       Ratification of Agreement.   The Agreement, as amended hereby,
continues in full force and effect and is, in all respects, ratified and confirmed.

     3. Counterparts. This Amendment may be executed in counterparts and by different signatures or separate counterparts each of which shall be an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Amendment may be delivered via facsimile transmission with the intention that it or they shall constitute an original counterpart hereof.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

                                          G & G INVESTMENTS, INC.



                                          By:  /s/ John J. Ghaznavi
                                             ---------------------------------
                                          Name:    John J. Ghaznavi
                                          Title:   President and
                                                   Chief Executive Officer

                  [Signatures Continued on the Following Page]






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                 [Signatures Continued from the Previous Page]

                                          GLENSHAW GLASS COMPANY



                                          By: /s/ John J. Ghaznavi
                                             ----------------------------------
                                          Name:   John J. Ghaznavi
                                          Title:  President and
                                                  Chief Executive Officer


                                          HILLSBORO GLASS COMPANY



                                          By: /s/ John J. Ghaznavi
                                             ----------------------------------
                                          Name:   John J. Ghaznavi
                                          Title:  President and
                                                  Chief Executive Officer



                                          I.M.T.E.C. ENTERPRISES, INC.



                                          By: /s/ John J. Ghaznavi
                                             ----------------------------------
                                          Name:   John J. Ghaznavi
                                          Title:  President and
                                                  Chief Executive Officer



                                          CONSUMERS PACKAGING INC.



                                          By: /s/ John J. Ghaznavi
                                             ----------------------------------
                                          Name:   John J. Ghaznavi
                                          Title:  President and
                                                  Chief Executive Officer



                                          By: /s/ M. William Lightner, Jr.
                                             ----------------------------------
                                          Name:   M. William Lightner, Jr.
                                          Title:  Vice President

                  [Signatures Continued on the Following Page]






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                 [Signatures Continued from the Previous Page]



                                          ANCHOR GLASS CONTAINER CORPORATION



                                          By: /s/ John J. Ghaznavi
                                             ----------------------------------
                                          Name:   John J. Ghaznavi
                                          Title:  President and
                                                  Chief Executive Officer



                                          CONSUMERS INTERNATIONAL INC.



                                          By: /s/ John J. Ghaznavi
                                             ----------------------------------
                                          Name:   John J. Ghaznavi
                                          Title:  President and
                                                  Chief Executive Officer



                                          By: /s/ M. William Lightner, Jr.
                                             ----------------------------------
                                          Name:   M. William Lightner, Jr.
                                          Title:  Vice President


                                          CONSUMERS U.S., INC.


                                          By: /s/ John J. Ghaznavi
                                             ----------------------------------
                                          Name:   John J. Ghaznavi
                                          Title:  President and
                                                  Chief Executive Officer


                  [Signatures Continued on the Following Page]





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                 [Signatures Continued From the Previous Page]


                                     BT COMMERCIAL CORPORATION
                                      for itself and as Agent


                                     By:  /s/ Bruce Phoel
                                        -----------------------------------
                                     Name: Bruce Phoel
                                     Title:   Senior Vice President


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